Supplemental Information to Statements of Operations - Schedule of Financial Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Financial income (expenses):
In respect of interest loans and bank fees	$ (673)	$ (197)	$ (402)
Other (mainly foreign currency differences)	1,263	58	(39)
Financial expenses total	590	(139)	(441)
Financial income expenses, net	$ 590	$ (139)	$ (441)